Exhibit 32.2

CERTIFICATION

In connection with the Quarterly Report of Yoshiharu Global Co. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Soojae Ryan Cho, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2023	By:	/s/ Soojae Ryan Cho
Soojae Ryan Cho
Chief Financial Officer (Principal Financial and Accounting Officer)